Exhibit 99.1


                          Index to Financial Statements

                                                                            Page
                                                                            ----

FSP Willow Bend Office Center Corp.

Index to financial statements quarterly report as of March 31, 2006 .......  F-2


FSP Innsbrook Corp.

Index to financial statements quarterly report as of March 31, 2006 .......  F-8


FSP 380 Interlocken Corp.

Index to financial statements quarterly report as of March 31, 2006 ....... F-14


FSP Blue Lagoon Drive Corp.

Index to financial statements quarterly report as of March 31, 2006 ....... F-20


FSP Eldridge Green Corp.

Index to financial statements quarterly report as of March 31, 2006 ....... F-26

                       FSP Willow Bend Office Center Corp.
                          Index to Financial Statements

                                Quarterly Report
                                 March 31, 2006

                                Table of Contents

                                                                            Page

Financial Statements

      Balance Sheets as of March 31, 2006 and December 31, 2005..........    F-3

      Statements of Operations for the three months ended March 31, 2006
      and 2005...........................................................    F-4

      Statements of Cash Flows for the three months ended March 31, 2006
      and 2005...........................................................    F-5

      Notes to Financial Statements......................................    F-6

                       FSP Willow Bend Office Center Corp.
                                 Balance Sheets
                                   (unaudited)

                                                                  March 31,     December 31,
(in thousands,except shares and par value amounts)                   2006           2005
============================================================================================

Assets:

Real estate investments, at cost:
     Land                                                          $  2,737       $  2,737
     Buildings and improvements                                      15,497         15,497
--------------------------------------------------------------------------------------------
                                                                     18,234         18,234
                                                                         --
     Less accumulated depreciation                                    2,232          2,095
--------------------------------------------------------------------------------------------

Real estate investments, net                                         16,002         16,139

Cash and cash equivalents                                               460            677
Cash-funded reserves                                                  1,041          1,041
Restricted cash                                                         129            129
Tenant rent receivable                                                   38             47
Step rent receivable                                                    486            509
Deferred leasing costs, net of accumulated amortization
      of $259 and $228, respectively                                    325            356
Prepaid expenses and other assets                                        15             23
--------------------------------------------------------------------------------------------

      Total assets                                                 $ 18,496       $ 18,921
============================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                              $    275       $    433
Tenant security deposits                                                129            129
--------------------------------------------------------------------------------------------

     Total liabilities                                                  404            562
--------------------------------------------------------------------------------------------

Commitments and Contingencies:                                           --             --

Stockholders' Equity:
     Preferred Stock, $.01 par value, 206 shares
       authorized, issued and outstanding                                --             --

     Common Stock, $.01 par value, 1 share
        authorized, issued and outstanding                               --             --
     Additional paid-in capital                                      18,900         18,900
     Retained deficit and distributions in excess of earnings          (808)          (541)
--------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                      18,092         18,359
--------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                    $ 18,496       $ 18,921
============================================================================================


                 See accompanying notes to financial statements.

                       FSP Willow Bend Office Center Corp.
                            Statements of Operations
                                   (unaudited)

                                                            For the Three Months
                                                               Ended March 31,
                                                           ---------------------
(in thousands, except shares and per share amounts)          2006        2005
================================================================================

Revenues:
     Rental                                                 $  569      $  463
--------------------------------------------------------------------------------

        Total revenue                                          569         463
--------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                 206         217
     Real estate taxes and insurance                            97         101
     General and administrative                                 74          --
     Depreciation and amortization                             168         166
--------------------------------------------------------------------------------

       Total expenses                                          545         484
--------------------------------------------------------------------------------

Income (loss) before interest income                            24         (21)

Interest income                                                 12          11
--------------------------------------------------------------------------------

Net income (loss) attributable to preferred stockholders    $   36      $  (10)
================================================================================

Weighted average number of preferred shares outstanding,
    basic and diluted                                          206         206
================================================================================

Net income (loss) per preferred share, basic and diluted    $  175      $  (49)
================================================================================

                 See accompanying notes to financial statements.

                       FSP Willow Bend Office Center Corp.
                            Statements of Cash Flows
                                   (unaudited)

                                                            For the Three Months
                                                               Ended March 31,
                                                            --------------------
(in thousands)                                                2006        2005
================================================================================

Cash flows from operating activities:
     Net income (loss)                                       $  36       $ (10)
     Adjustments to reconcile net income to net cash
         provided by operating activities:
              Depreciation and amortization                    168         166
           Changes in operating assets and liabilities:
              Cash-funded reserves                              --          21
              Restricted cash                                   --          57
              Tenant rent receivable                             9          (1)
              Step rent receivable                              23           5
              Prepaid expenses and other assets                  8          (1)
              Accounts payable and accrued expenses           (158)        (99)
              Tenant security deposits                          --         (57)
              Payment of deferred leasing costs                 --          (1)
--------------------------------------------------------------------------------

                 Net cash provided by operating activities      86          80
--------------------------------------------------------------------------------

Cash flows from investing activities (none):
--------------------------------------------------------------------------------

Cash flows from financing activities:
     Distributions to stockholders                            (303)       (273)
--------------------------------------------------------------------------------

                 Net cash used for financing activities       (303)       (273)
--------------------------------------------------------------------------------

Net decrease in cash and cash equivalents                     (217)       (193)

Cash and cash equivalents, beginning of year                   677         621
--------------------------------------------------------------------------------

Cash and cash equivalents, end of year                       $ 460       $ 428
================================================================================


                 See accompanying notes to financial statements.

                       FSP Willow Bend Office Center Corp.
                          Notes to Financial Statements
                                   (unaudited)

1. Organization, Properties, Basis of Presentation and Recent Accounting Pronouncements Organization

FSP Willow Bend Office Center Corp. (the "Company") was organized on December 13, 2000 as a corporation under the laws of the State of Delaware to purchase, own and operate a commercial building located in Plano, Texas (the "Property"). The Property consists of a two-story office building containing 116,600 total square feet of space situated on approximately 7 acres of land. The Company acquired the Property on December 15, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

On March 15, 2006, the Company entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). On March 31, 2006, FSP sent the Company's shareholders a Consent Solicitation/Offering Memorandum indicating its intent to merge the Company and four additional REITs with and into five of FSP's wholly-owned subsidiaries. The merger required the approval of a majority of the shareholders of the Company as well as a majority of the shareholders of the four additional REITs. The Company completed the merger on April 30, 2006 and FSP issued approximately 983,763 shares of its common stock in exchange for a 100% ownership interest in the Company. The Company has incurred approximately $74,000 of costs through March 31, 2006, related to the merger and these costs have been included as an expense in the Statements of Operations.

Basis of Presentation

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included.

These financial statements should be read in conjunction with the Company's financial statements and notes thereto for its fiscal year ended December 31, 2005.

Estimates and Assumptions

The Company prepares its financial statements and related notes in conformity with GAAP. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Net Income Per Share

Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at March 31, 2006 and 2005.

3. Income Taxes

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's income that must be distributed annually.

                       FSP Willow Bend Office Center Corp.
                          Notes to Financial Statements
                                   (unaudited)

4. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. Fees incurred under the agreement were $7,000 and $5,000 for the three months ended March 31, 2006 and 2005, respectively.

5. Cash Distributions

The Company's cash distributions for the three months ended March 31, 2006 and 2005 are as follows:

Quarter Paid                                             2006           2005
------------------------------------------------        -------        ------
(in thousands)
First Quarter                                           $  303         $  273

6. Subsequent Events

The Company declared a cash distribution of $304,742 on April 17, 2006 to stockholders of record on April 28, 2006 payable on May 19, 2006.

On April 30, 2006, the Company completed the merger with FSP along with the additional four REITs pursuant to the Agreement and Plan of Merger, dated March 15, 2006.

                               FSP Innsbrook Corp.
                              Financial Statements

                                Quarterly Report
                                 March 31, 2006

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements

      Balance Sheets as of March 31, 2006 and December 31, 2005..........    F-9

      Statements of Operations for the three months ended March 31, 2006
      and 2005...........................................................   F-10

      Statements of Cash Flows for the three months ended March 31, 2006
      and 2005...........................................................   F-11

      Notes to Financial Statements......................................   F-12

                               FSP Innsbrook Corp.
                                 Balance Sheets
                                   (unaudited)

                                                                   March 31,     December 31,
(in thousands, except shares and par value amounts)                  2006           2005
=============================================================================================

Assets:

Real estate investments, at cost:
     Land                                                          $  3,643       $  3,643
     Buildings and improvements                                      33,737         33,737
---------------------------------------------------------------------------------------------
                                                                     37,380         37,380

     Less accumulated depreciation                                    2,343          2,126
---------------------------------------------------------------------------------------------

Real estate investments, net                                         35,037         35,254

Acquired real estate leases, net of accumulated amortization
      of $545 and $494, respectively                                    730            781
Deferred leasing costs, net of accumulated amortization
      of $0 and $0, respectively                                        447             --
Cash and cash equivalents                                             1,101          1,469
Cash-funded reserves                                                  1,744          2,191
Step rent receivable                                                    327            310
Prepaid expenses and other assets                                        87            109
---------------------------------------------------------------------------------------------

      Total assets                                                 $ 39,473       $ 40,114
=============================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                              $    302       $    646
---------------------------------------------------------------------------------------------

     Total liabilities                                                  302            646
---------------------------------------------------------------------------------------------

Commitments and Contingencies:                                           --             --

Stockholders' Equity:
     Preferred Stock, $.01 par value, 475 shares
       authorized, issued and outstanding                                --             --

     Common Stock, $.01 par value, 1 share
       authorized, issued and outstanding                                --             --
     Additional paid-in capital                                      43,607         43,607
     Retained deficit and distributions in excess of earnings        (4,436)        (4,139)
---------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                      39,171         39,468
---------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                    $ 39,473       $ 40,114
=============================================================================================


                 See accompanying notes to financial statements.

                               FSP Innsbrook Corp.
                            Statements of Operations
                                   (unaudited)

                                                            For the Three Months
                                                               Ended March 31,
                                                            --------------------
(in thousands, except shares and per share amounts)           2006        2005
================================================================================

Revenues:
     Rental                                                  $1,396      $1,454
--------------------------------------------------------------------------------

       Total revenue                                          1,396       1,454
--------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                  296         408
     Real estate taxes and insurance                             90         103
     Depreciation and amortization                              268         267
     General and administrative                                 132          --
--------------------------------------------------------------------------------

       Total expenses                                           786         778
--------------------------------------------------------------------------------

Income before interest income                                   610         676

Interest income                                                  27          16
--------------------------------------------------------------------------------

Net income attributable to preferred stockholders            $  637      $  692
================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                          475         475
================================================================================

Net income per preferred share, basic and diluted            $1,341      $1,457
================================================================================


                 See accompanying notes to financial statements.

                               FSP Innsbrook Corp.
                            Statements of Cash Flows
                                   (unaudited)

                                                                  For the Three Months
                                                                     Ended March 31,
                                                                 ----------------------
(in thousands)                                                     2006          2005
========================================================================================

Cash flows from operating activities:
     Net Income                                                  $   637       $   692
     Adjustments to reconcile net income to net cash
          provided by operating activities:
              Depreciation and amortization                          268           267
          Changes in operating assets and liabilities:
              Cash-funded reserves                                   447            --
              Tenant rent receivable                                  --           (13)
              Step rent receivable                                   (17)          (27)
              Prepaid expenses and other assets                       22            15
              Accounts payable and accrued expenses                 (344)         (407)
              Payment of deferred leasing costs                     (447)           --
----------------------------------------------------------------------------------------

                  Net cash provided by operating activities          566           527
----------------------------------------------------------------------------------------

Cash flows from investing activities (none):
----------------------------------------------------------------------------------------

Cash flows from financing activities:
     Distributions to stockholders                                  (934)         (903)
----------------------------------------------------------------------------------------

                  Net cash used for financing activities            (934)         (903)
----------------------------------------------------------------------------------------

Net decrease in cash and cash equivalents                           (368)         (376)

Cash and cash equivalents, beginning of period                     1,469         1,392
----------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                         $ 1,101       $ 1,016
========================================================================================


                 See accompanying notes to financial statements.

                               FSP Innsbrook Corp.
                          Notes to Financial Statements
                                   (unaudited)

Organization

FSP Innsbrook Corp. (the "Company") was organized on May 14, 2003 as a corporation under the laws of the State of Delaware to purchase, own and operate three recently constructed Class "A" suburban office buildings containing approximately 297,789 square feet of rentable space located on approximately 17 acres of land in Glen Allen, Henrico County, VA. (the "Property"). The Company acquired the Property on July 16, 2003 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

On March 15, 2006, the Company entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). On March 31, 2006, FSP sent the Company's shareholders a Consent Solicitation/Offering Memorandum indicating its intent to merge the Company and four additional REITs with and into five of FSP's wholly-owned subsidiaries. The merger required the approval of a majority of the shareholders of the Company as well as a majority of the shareholders of the four additional REITs. The Company completed the merger on April 30, 2006 and FSP issued approximately 2,387,775 shares of its common stock in exchange for a 100% ownership interest in the Company. The Company has incurred approximately $132,000 of costs through March 31, 2006, related to the merger and these costs have been included as an expense in the Statements of Operations.

Basis of Presentation

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included.

These financial statements should be read in conjunction with the Company's financial statements and notes thereto for its fiscal year ended December 31, 2005.

Estimates and Assumptions

The Company prepares its financial statements and related notes in conformity with GAAP. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Net Income Per Share

Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at March 31, 2006 and 2005.

3. Income Taxes

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's income that must be distributed annually.

                               FSP Innsbrook Corp.
                          Notes to Financial Statements
                                   (unaudited)

4. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. Fees incurred under the agreement were $13,000 and $14,000 for the three months ended March 31, 2006 and 2005, respectively.

5. Cash Distributions

The Company's cash distributions for the three months ended March 31, 2006 and 2005 are as follows:

Quarter Paid                                                2006           2005
--------------------------------------------------         ------         ------
(in thousands)
First Quarter                                              $  934         $  903

6. Subsequent Events

The Company declared a cash distribution of $483,184 on April 17, 2006 to stockholders of record on April 28, 2006 payable on May 19, 2006.

On April 30, 2006, the Company completed the merger with FSP along with the additional four REITs pursuant to the Agreement and Plan of Merger, dated March 15, 2006.

                            FSP 380 Interlocken Corp.
                              Financial Statements

                                Quarterly Report
                                 March 31, 2006

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements

      Balance Sheets as of March 31, 2006 and December 31, 2005..........   F-15

      Statements of Operations for the three months ended March 31, 2006
      and 2005...........................................................   F-16

      Statements of Cash Flows for the three months ended March 31, 2006
      and 2005...........................................................   F-17

      Notes to Financial Statements......................................   F-18

                            FSP 380 Interlocken Corp.
                                 Balance Sheets
                                   (unaudited)

                                                                             March 31,     December 31,
(in thousands,except shares and par value amounts)                             2006           2005
=======================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                                    $  5,287       $  5,287
     Buildings and improvements                                                27,231         27,223
-------------------------------------------------------------------------------------------------------
                                                                               32,518         32,510

     Less accumulated depreciation                                              1,860          1,686
-------------------------------------------------------------------------------------------------------

Real estate investments, net                                                   30,658         30,824

Acquired real estate leases, net of accumulated amortization
      of $663 and $601, respectively                                              290            352
Acquired favorable real estate leases, net of accumulated  amortization
      of $3,478 and $3,152, respectively                                        1,522          1,848
Deferred leasing costs, net of accumulated amortization
      of $2 and $1, respectively                                                    9              8
Cash and cash equivalents                                                       1,800          2,204
Cash-funded reserves                                                            2,820          2,830
Restricted cash                                                                    49             39
Tenant rent receivable                                                            240            242
Step rent receivable                                                              242            247
Prepaid expenses and other assets                                                  83            104
-------------------------------------------------------------------------------------------------------

      Total assets                                                           $ 37,713       $ 38,698
=======================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                        $  1,121       $  1,309
Tenant security deposits                                                           49             39
-------------------------------------------------------------------------------------------------------

     Total liabilities                                                          1,170          1,348
-------------------------------------------------------------------------------------------------------

Commitments and Contingencies:                                                     --             --

Stockholders' Equity:
     Preferred Stock, $.01 par value, 480 shares
        authorized, issued and outstanding                                         --             --

     Common Stock, $.01 par value, 1 share
        authorized, issued and outstanding                                         --             --
     Additional paid-in capital                                                44,092         44,092
     Retained deficit and distributions in excess of earnings                  (7,549)        (6,742)
-------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                36,543         37,350
-------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                              $ 37,713       $ 38,698
=======================================================================================================


                 See accompanying notes to financial statements.

                            FSP 380 Interlocken Corp.
                            Statements of Operations
                                   (unaudited)

                                                            For the Three Months
(in thousands, except shares and per share amounts)            Ended March 31,
                                                            --------------------
                                                             2006        2005
================================================================================

Revenues:
     Rental                                                 $1,417      $1,502
--------------------------------------------------------------------------------

       Total revenue                                         1,417       1,502
--------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                 438         330
     Real estate taxes and insurance                           300         292
     Depreciation and amortization                             237         236
     General and administrative                                134          --
--------------------------------------------------------------------------------

       Total expenses                                        1,109         858
--------------------------------------------------------------------------------

Income before interest income                                  308         644

Interest income                                                 53          25
--------------------------------------------------------------------------------

Net income attributable to preferred stockholders           $  361      $  669
================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                         480         480
================================================================================

Net income per preferred share, basic and diluted           $  752      $1,394
================================================================================


                 See accompanying notes to financial statements.

                            FSP 380 Interlocken Corp.
                            Statements of Cash Flows
                                   (unaudited)

                                                                 For the Three Months
                                                                    Ended March 31,
                                                                ----------------------
(in thousands)                                                    2006          2005
======================================================================================

Cash flows from operating activities:
     Net income                                                 $   361       $   669
     Adjustments to reconcile net income to net cash
         provided by operating activities:
             Depreciation and amortization                          237           236
             Amortization of favorable lease                        326           326
          Changes in operating assets and liabilities:
             Cash-funded reserves                                    10            --
             Restricted cash                                        (10)           --
             Tenant rent receivable                                   2          (116)
             Step rent receivable                                     5           (17)
             Prepaid expenses and other assets                       21            22
             Accounts payable and accrued expenses                 (188)         (274)
             Tenant security deposits                                10            --
             Payment of deferred leasing costs                       (2)           --

--------------------------------------------------------------------------------------

                 Net cash provided by operating activities          772           846
--------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                  (8)           --
--------------------------------------------------------------------------------------

                 Net cash used for investing activities              (8)           --
--------------------------------------------------------------------------------------

Cash flows from financing activities:
     Distributions to stockholders                               (1,168)       (1,161)
--------------------------------------------------------------------------------------

                 Net cash used for financing activities          (1,168)       (1,161)
--------------------------------------------------------------------------------------

Net decrease in cash and cash equivalents                          (404)         (315)

Cash and cash equivalents, beginning of period                    2,204         2,275
--------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                        $ 1,800       $ 1,960
======================================================================================


                 See accompanying notes to financial statements.

                            FSP 380 Interlocken Corp.
                          Notes to Financial Statements
                                   (unaudited)

Organization

FSP 380 Interlocken Corp. (the "Company") was organized on June 24, 2003 as a corporation under the laws of the State of Delaware to purchase, own and operate a ten-story, multi-tenant Class "A" suburban office tower containing approximately 240,184 square feet of rentable space located on approximately 13 acres of land in Broomfield, CO (the "Property"). The company acquired the Property on August 15, 2003.

On March 15, 2006, the Company entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). On March 31, 2006, FSP sent the Company's shareholders a Consent Solicitation/Offering Memorandum indicating its intent to merge the Company and four additional REITs with and into five of FSP's wholly-owned subsidiaries. The merger required the approval of a majority of the shareholders of the Company as well as a majority of the shareholders of the four additional REITs. The Company completed the merger on April 30, 2006 and FSP issued approximately 2,406,877 shares of its common stock in exchange for a 100% ownership interest in the Company. The Company has incurred approximately $134,000 of costs through March 31, 2006, related to the merger and these costs have been included as an expense in the Statements of Operations.

Basis of Presentation

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included.

These financial statements should be read in conjunction with the Company's financial statements and notes thereto for its fiscal year ended December 31, 2005.

Estimates and Assumptions

The Company prepares its financial statements and related notes in conformity with GAAP. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Net Income Per Share

Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at March 31, 2006 and 2005.

3. Income Taxes

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's income that must be distributed annually.

                            FSP 380 Interlocken Corp.
                          Notes to Financial Statements
                                   (unaudited)

4. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. Fees incurred under the agreement were $18,000 and for the three months ended March 31, 2006 and 2005.

5. Cash Distributions

The Company's cash distributions for the three months ended March 31, 2006 and 2005 are as follows:

Quarter Paid                                          2006                 2005
--------------------------------------               ------               ------
(in thousands)
First Quarter                                        $1,168               $1,161

6. Subsequent Events

The Company declared a cash distribution of $994,032 on April 17, 2006 to stockholders of record on April 28, 2006 payable on May 19, 2006.

On April 30, 2006, the Company completed the merger with FSP along with the additional four REITs pursuant to the Agreement and Plan of Merger, dated March 15, 2006.

                           FSP Blue Lagoon Drive Corp.
                              Financial Statements

                                Quarterly Report
                                 March 31, 2006

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements

      Balance Sheets as of March 31, 2006 and December 31, 2005..........   F-21

      Statements of Operations for the three months ended March 31, 2006
      and 2005...........................................................   F-22

      Statements of Cash Flows for the three months ended March 31, 2006
      and 2005...........................................................   F-23

      Notes to Financial Statements......................................   F-24

                           FSP Blue Lagoon Drive Corp.
                                 Balance Sheets
                                   (unaudited)

                                                                  March 31,     December 31,
(in thousands, except shares and par value amounts)                 2006           2005
============================================================================================

Assets:

Real estate investments, at cost:
     Land                                                         $  5,463       $  5,463
     Buildings and improvements                                     41,684         41,684
--------------------------------------------------------------------------------------------
                                                                    47,147         47,147

     Less accumulated depreciation                                   2,583          2,316
--------------------------------------------------------------------------------------------

Real estate investments, net                                        44,564         44,831

Acquired real estate leases, net of accumulated amortization
      of $894 and $801 respectively                                    523            616
Cash and cash equivalents                                            1,798          1,659
Cash-funded reserves                                                 2,982          2,982
Step rent receivable                                                   301            304
Prepaid expenses and other assets                                       33             41
--------------------------------------------------------------------------------------------

      Total assets                                                $ 50,201       $ 50,433
============================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                             $    765       $    502
--------------------------------------------------------------------------------------------

     Total liabilities                                                 765            502
============================================================================================

Commitments and Contingencies:                                          --             --

Stockholders' Equity:
     Preferred Stock, $.01 par value, 599 shares
        authorized, issued and outstanding                              --             --

     Common Stock, $.01 par value, 1 share
        authorized, issued and outstanding                              --             --
     Additional paid-in capital                                     55,035         55,035
     Retained deficit and dividends in excess of earnings           (5,599)        (5,104)
--------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                     49,436         49,931
--------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                   $ 50,201       $ 50,433
============================================================================================


                 See accompanying notes to financial statements.

                           FSP Blue Lagoon Drive Corp.
                            Statements of Operations
                                   (unaudited)

                                                           For the Three Months
                                                              Ended March 31,
                                                           ---------------------
(in thousands, except shares and per share amounts)          2006        2005
================================================================================

Revenues:
     Rental                                                $1,351      $1,332
--------------------------------------------------------------------------------

       Total revenue                                        1,351       1,332
--------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                 88          69
     Real estate taxes and insurance                          164         160
     Depreciation and amortization                            360         360
     General and administrative                               163          --
--------------------------------------------------------------------------------

       Total expenses                                         775         589
--------------------------------------------------------------------------------

Income before interest income                                 576         743

Interest income                                                61          28
--------------------------------------------------------------------------------

Net income attributable to preferred stockholders          $  637      $  771
================================================================================

Weighted average number of preferred shares
      outstanding, basic and diluted                          599         599
================================================================================

Net income per preferred share, basic and diluted          $1,063      $1,287
================================================================================


                 See accompanying notes to financial statements.

                           FSP Blue Lagoon Drive Corp.
                            Statements of Cash Flows
                                   (unaudited)

                                                                  For the Three Months
                                                                     Ended March 31,
                                                                 -----------------------
(in thousands)                                                     2006          2005
========================================================================================

Cash flows from operating activities:
     Net income                                                  $    637      $    771
     Adjustments to reconcile net income to net cash
         provided by operating activities:
              Depreciation and amortization                           360           360
           Changes in operating assets and liabilities:
              Step rent receivable                                      3           (14)
              Prepaid expenses and other assets                         8            18
              Accounts payable and accrued expenses                   263           121
----------------------------------------------------------------------------------------
                  Net cash provided by operating activities         1,271         1,256
----------------------------------------------------------------------------------------

Cash flows from investing activities (none):
----------------------------------------------------------------------------------------

Cash flows from financing activities:
     Distributions to stockholders                                 (1,132)       (1,099)
----------------------------------------------------------------------------------------

                  Net cash used for financing activities           (1,132)       (1,099)
----------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                             139           157

Cash and cash equivalents, beginning of period                      1,659         1,294
----------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                         $  1,798      $  1,451
========================================================================================


                 See accompanying notes to financial statements.

                           FSP Blue Lagoon Drive Corp.
                          Notes to Financial Statements
                                   (unaudited)

Organization, Properties, Basis of Presentation and Recent Accounting Pronouncements

Organization

FSP Blue Lagoon Drive Corp. (the "Company") was organized on September 3, 2003 as a corporation under the laws of the State of Delaware to purchase, own and operate a nine-story Class "A" suburban office building containing approximately 212,619 rental square feet of space located on approximately 5 acres of land in Miami-Dade County, FL (the "Property"). The Company acquired the Property on November 6, 2003.

On March 15, 2006, the Company entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). On March 31, 2006, FSP sent the Company's shareholders a Consent Solicitation/Offering Memorandum indicating its intent to merge the Company and four additional REITs with and into five of FSP's wholly-owned subsidiaries. The merger required the approval of a majority of the shareholders of the Company as well as a majority of the shareholders of the four additional REITs. The Company completed the merger on April 30, 2006 and FSP issued approximately 2,625,358 shares of its common stock in exchange for a 100% ownership interest in the Company. The Company has incurred approximately $163,000 of costs through March 31, 2006, related to the merger and these costs have been included as an expense in the Statements of Operations.

Basis of Presentation

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included.

These financial statements should be read in conjunction with the Company's financial statements and notes thereto for its fiscal year ended December 31, 2005.

Estimates and Assumptions

The Company prepares its financial statements and related notes in conformity with GAAP. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Net Income Per Share

Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at March 31, 2006 and 2005.

3. Income Taxes

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's income that must be distributed annually.

                           FSP Blue Lagoon Drive Corp.
                          Notes to Financial Statements
                                   (unaudited)

4. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. Fees incurred under the agreement were $14,000 and $13,000 for the three months ended March 31, 2006 and 2005, respectively.

5. Cash Distributions

The Company's cash distributions for the three months ended March 31, 2006 and 2005 are as follows:

Quarter Paid                                          2006                 2005
--------------------------------------               ------               ------
(in thousands)
First Quarter                                        $1,132               $1,099

6. Subsequent Events

The Company declared a cash distribution of $1,149,146 on April 17, 2006 to stockholders of record on April 28, 2006 payable on May 19, 2006.

On April 30, 2006, the Company completed the merger with FSP along with the additional four REITs pursuant to the Agreement and Plan of Merger, dated March 15, 2006.

                            FSP Eldridge Green Corp.
                              Financial Statements

                                Quarterly Report
                                 March 31, 2006

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements

      Balance Sheets as of March 31, 2006 and December 31, 2005..........   F-27

      Statements of Operations for the three months ended March 31, 2006
      and 2005...........................................................   F-28

      Statements of Cash Flows for the three months ended March 31, 2006
      and 2005...........................................................   F-29

      Notes to Financial Statements......................................   F-30

                            FSP Eldridge Green Corp.
                                 Balance Sheets
                                   (unaudited)

                                                                                March 31,   December 31,
(in thousands, except shares and par value amounts)                               2006           2005
=========================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                                       $  2,356       $  2,356
     Buildings and improvements                                                   33,054         33,054
---------------------------------------------------------------------------------------------------------
                                                                                  35,410         35,410

     Less accumulated depreciation                                                 1,836          1,625
---------------------------------------------------------------------------------------------------------

Real estate investments, net                                                      33,574         33,785

Acquired real estate leases, net of accumulated amortization
      of $404 and $357                                                             1,118          1,165
Cash and cash equivalents                                                            945          2,391
Cash-funded reserves                                                               1,458          1,458
Tenant rent receivable                                                                17             19
Step rent receivable                                                                 444            421
Deferred leasing costs, net of accumulated amortization
      of $110 and $93                                                                390            407
Prepaid expenses and other assets                                                     20             23
---------------------------------------------------------------------------------------------------------

      Total assets                                                              $ 37,966       $ 39,669
=========================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                           $    959       $  1,016
---------------------------------------------------------------------------------------------------------

     Total liabilities                                                               959          1,016
---------------------------------------------------------------------------------------------------------

Commitments and Contingencies:                                                        --             --

Stockholders' Equity:
     Preferred Stock, $.01 par value, 442.5 and 452.5 shares, respectively
        authorized, issued and outstanding                                            --             --

     Common Stock, $.01 par value, 1 share
        authorized, issued and outstanding                                            --             --
     Additional paid-in capital                                                   40,609         41,527
     Retained deficit and distributions in excess of earnings                     (3,602)        (2,874)
---------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                   37,007         38,653
---------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                 $ 37,966       $ 39,669
=========================================================================================================


                 See accompanying notes to financial statements.

                            FSP Eldridge Green Corp.
                            Statements of Operations
                                   (unaudited)

                                                            For the Three Months
                                                              Ended March 31,
                                                            --------------------
(in thousands, except shares and per share amounts)            2006        2005
================================================================================

Revenues:
     Rental                                                  $1,600      $1,623
--------------------------------------------------------------------------------

       Total revenue                                          1,600       1,623
--------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                  255         169
     Real estate taxes and insurance                            243         249
     Depreciation and amortization                              275         275
     General and administrative                                 130          --
--------------------------------------------------------------------------------

       Total expenses                                           903         693
--------------------------------------------------------------------------------

Income before interest income                                   697         930

Interest income                                                  31           9
--------------------------------------------------------------------------------

Net income attributable to preferred stockholders            $  728      $  939
================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                        450.1       452.5
================================================================================

Net income per preferred share, basic and diluted            $1,618      $2,075
================================================================================


                 See accompanying notes to financial statements.

                            FSP Eldridge Green Corp.
                            Statements of Cash Flows
                                   (unaudited)

                                                                             For the Three Months
                                                                              Ended December 31,
                                                                            ------------------------
(in thousands)                                                                2006          2005
====================================================================================================

Cash flows from operating activities:
     Net income                                                             $    728      $    939
     Adjustments to reconcile net income to net cash provided by
         (used for) operating activities:
              Depreciation and amortization                                      275           275
          Changes in operating assets and liabilities:
              Tenant rent receivable                                               2             8
              Step rent receivable                                               (23)         (106)
              Prepaid expenses and other assets                                    3             6
              Accounts payable and accrued expenses                              (57)       (1,165)
----------------------------------------------------------------------------------------------------

                  Net cash provided by (used for) operating activities           928           (43)
----------------------------------------------------------------------------------------------------

Cash flows from investing activities (none):
----------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Distributions to stockholders                                            (1,133)         (943)
     Perferred shares redeemed                                                (1,241)           --
----------------------------------------------------------------------------------------------------

                  Net cash used for financing activities                      (2,374)         (943)
----------------------------------------------------------------------------------------------------

Net decrease in cash and cash equivalents                                     (1,446)         (986)

Cash and cash equivalents, beginning of year                                   2,391         2,569
----------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                                      $    945      $  1,583
====================================================================================================


                 See accompanying notes to financial statements.

                            FSP Eldridge Green Corp.
                          Notes to Financial Statements
                                   (unaudited)

Organization, Properties, Basis of Presentation and Recent Accounting Pronouncements

Organization

FSP Eldridge Green Corp. (the "Company") was organized on December 4, 2003 as a corporation under the laws of the State of Delaware to purchase, own and operate a five-story Class "A" suburban office building containing approximately 248,399 rental square feet of space located on approximately 8 acres of land in Houston, TX (the "Property"). The Company acquired the Property on January 16, 2004 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

On March 15, 2006, the Company entered into a merger agreement with its common shareholder, Franklin Street Properties Corp ("FSP"). On March 31, 2006, FSP sent the Company's shareholders a Consent Solicitation/Offering Memorandum indicating its intent to merge the Company and four additional REITs with and into five of FSP's wholly-owned subsidiaries. The merger required the approval of a majority of the shareholders of the Company as well as a majority of the shareholders of the four additional REITs. The Company completed the merger on April 30, 2006 and FSP issued approximately 2,568,506 shares of its common stock in exchange for a 100% ownership interest in the Company. The Company has incurred approximately $130,000 of costs through March 31, 2006, related to the merger and these costs have been included as an expense in the Statements of Operations.

Basis of Presentation

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included.

These financial statements should be read in conjunction with the Company's financial statements and notes thereto for its fiscal year ended December 31, 2005.

Estimates and Assumptions

The Company prepares its financial statements and related notes in conformity with GAAP. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Net Income Per Share

Basic net income per share is computed by dividing net income by the weighted average number of Company shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at March 31, 2006 and 2005.

3. Income Taxes

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's income that must be distributed annually.

                            FSP Eldridge Green Corp.
                          Notes to Financial Statements
                                   (unaudited)

4. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. Fees incurred under the agreement were $16,000 and $15,000 for the three months ended March 31, 2006 and 2005, respectively.

5. Cash Distributions

The Company's cash distributions for the three months ended March 31, 2006 and 2005 are as follows:

Quarter Paid                                           2006                2005
---------------------------------------               ------               -----
(in thousands)
First Quarter                                         $1,133               $ 943

6. Subsequent Events

The Company declared a cash distribution of $1,121,038 on April 17, 2006 to stockholders of record on April 28, 2006 payable on May 19, 2006.

On April 30, 2006, the Company completed the merger with FSP along with the additional four REITs pursuant to the Agreement and Plan of Merger, dated March 15, 2006.